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                                                               EXHIBIT (10)(vii)

                  AMENDMENT AND CONSENT, dated as of March 27, 1995 (this "Amendment"), to the Credit Agreement, dated as of December 15, 1994 (as amended prior to the date hereof and as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BORDEN, INC., a New Jersey corporation (the "Borrower"), the lending institutions parties thereto (each a "Lender" and collectively the "Lenders"), CITIBANK, N.A., as administrative agent (the "Administrative Agent"), BT SECURITIES CORPORATION ("BT Securities"), CHEMICAL SECURITIES, INC. ("Chemical Securities"), CITICORP SECURITIES, INC., and CREDIT SUISSE, as arrangers (the "Arrangers"), BT Securities and Chemical Securities, as co-syndication agents and CREDIT SUISSE, as Issuing Bank and documentation agent.

                              PRELIMINARY STATEMENT

                  The Borrower has requested that the Lenders, the Arrangers and the Administrative Agent agree to amend certain provisions of the Credit Agreement, and the Lenders, the Arrangers and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders, the Arrangers and the Administrative Agent hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Working Capital Commitment" therefrom and inserting in lieu thereof the following new definition:

               "'Working Capital Commitment' means, with respect to any Working Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to subsection 8.07(c) as such Lender's "Working Capital Commitment", plus (i) on and after March 28, 1995, the amount equal to the aggregate amount of such Lender's Term Advances prepaid on or after such date and (ii) in the case of each Lender that has consented thereto, the amount equal to the aggregate amount of such Lender's Advances (as defined in the TM Credit Agreement) prepaid on or after March 28, 1995 and on or prior to April 4, 1995, as such Working Capital Commitment may be reduced pursuant to Sections 2.05 and 2.06."

                  3. Amendment of Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by deleting subsection 2.05(b) therefrom and inserting in lieu thereof the following new subsection 2.05(b):

               "(b) Mandatory. The Working Capital Commitments shall be permanently reduced, ratably among the Lenders, on the following dates in the following amounts indicated:
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
       Date                                                    Amount

June 30, 1996                                              $121,951,220
December 31, 1997                                            60,975,610
December 31, 1998                                           121,951,220
December 31, 1999                                           231,707,316

                  provided, that there shall be deducted for such amounts any Working Capital Commitment reductions made pursuant to Section 2.05(a) or Sections 2.06(c) or (d). In addition, the Working Capital Commitment of any Lender that has been increased pursuant to clause (ii) of the definition of "Working Capital Commitment" shall be reduced on December 31, 1997, December 31, 1998, and December 31, 1999, in the amounts that the Advances (as defined in the TM Credit Agreement) prepaid to such Lender on or after March 28, 1995 and on or prior to April 4, 1995 would have been required to be repaid pursuant to Section 2.03(a)(i) of the TM Credit Agreement had such prepayments not been made."

                  4. Consent. Each Lender executing and delivering this Amendment hereby consents to the increase in its Working Capital Commitment pursuant to clause (ii) of the definition of "Working Capital Commitment" as amended pursuant to this Amendment.

                  5. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Amendment.

                  6. Representations; No Default. By its execution and delivery of this Agreement, the Borrower hereby states and confirms that (i) the representations and warranties contained in each Loan Document are correct on and as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default.

                  7. Reference to and Effect on the Credit Agreement.

                           (a) Upon the effectiveness of this Amendment, on and
                  after the date hereof each reference in the Credit Agreement to "this Agreement", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                           (b) Except as specifically amended above, the Credit
                  Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                           (c) The execution, delivery and effectiveness of this
                  Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  8. Costs and Expenses. The Borrower agrees to pay or reimburse the
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Administrative Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the execution of this Amendment, and the consummation of the transactions contemplated hereby.

                  9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        BORDEN, INC.
                                        By /s/ David A. Kelly
                                           ----------------------------
                                           V.P. and Treasurer

                                        CITIBANK, N.A., as Administrative Agent
                                        By /s/
                                           ----------------------------

                                        BT SECURITIES CORPORATION, as Arranger
                                        By /s/
                                           ----------------------------

                                        CHEMICAL SECURITIES, INC., as Arranger
                                        By /s/
                                           ----------------------------

                                        CITICORP SECURITIES, INC., as Arranger
                                        By /s/
                                           ----------------------------

                                        CREDIT SUISSE, as Arranger
                                        By /s/
                                           ----------------------------

                                        BANKERS TRUST COMPANY
                                        By /s/
                                           ----------------------------
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                                   CHEMICAL BANK
                                   By /s/
                                      ----------------------------

                                   CITIBANK, N.A.
                                   By /s/
                                      ----------------------------

                                   CREDIT SUISSE
                                   By /s/
                                      ----------------------------

                                   NATIONAL WESTMINSTER BANK
                                   PLC, NEW YORK BRANCH
                                   By /s/
                                      ----------------------------

                                   NATIONAL WESTMINSTER BANK
                                   PLC, NASSAU BRANCH
                                   By /s/
                                      ----------------------------

                                   NATIONSBANK OF NORTH CAROLINA, N.A.
                                   By /s/
                                      ----------------------------

                                   THE BANK OF NOVIA SCOTIA
                                   By /s/
                                      ----------------------------

                                   THE CHASE MANHATTAN BANK, N.A.
                                   By /s/
                                      ----------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   By /s/
                                      ----------------------------

                                   ABN AMRO BANK N.V., NEW YORK BRANCH
                                   By /s/
                                      ----------------------------
                                   By /s/
                                      ----------------------------

                                   CIBC INC.
                                   By /s/
                                      ----------------------------
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                                   THE BANK OF NEW YORK
                                   By /s/
                                      ----------------------------

                                   THE BANK OF TOKYO TRUST COMPANY
                                   By /s/
                                      ----------------------------

                                   THE FIRST NATIONAL BANK OF CHICAGO
                                   By /s/
                                      ----------------------------

                                   THE FUJI BANK, LIMITED
                                   By /s/
                                      ----------------------------